------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 1, 2000


                   CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2000, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2000-2).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware               333-84365                   95-4596514
---------------------------     -----------             ------------------
State or Other Jurisdiction     (Commission              (I.R.S. Employer
      of Incorporation)         File Number)            Identification No.)


      4500 Park Granada
     Calabasas, California                                      91302
     ---------------------                                    ----------
     (Address of Principal                                    (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Pooling & Servicing Agreement
-----------------------------

     On May 1, 2000, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2000-2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.








-------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2000-2.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

       99.1 Pooling & Servicing Agreement, dated May 1, 2000, by and among the Company, CHL and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.



                                              By: /s/ Michael Muir
                                                  --------------------------
                                                   Michael Muir
                                                   Vice President



Dated: June 30, 2000

Exhibit Index
-------------


Exhibit                                                                  Page
-------                                                                  ----

99.1 Pooling & Servicing Agreement, dated May 1, 2000, by and among the Company, CHL and the Trustee.